UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                     1-09848                   06-1153720
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)

   9510 Ormsby Station Road, Suite 300
        Louisville, Kentucky                                      40223
(Address of principal executive offices)                       (Zip Code)

                                 (502) 891-1000
              (Registrant's telephone number, including area code)


                                       N/A

         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 30, 2005, the Registrant entered into an Executive Change Of Control Security Agreement with Mary A. Yarmuth, Senior Vice President Service Development, in connection with the disposition of its Adult Day Care Segment operations to Active Service Corporation as more fully described in Item 2.01 of this Form 8-K.

The Agreement provides for a bonus in the amount of $50,000 to be paid to Ms. Yarmuth upon the closing date. In addition, the Agreement provides that if Ms. Yarmuth's employment with the Registrant is terminated within 90 days of the closing date and she executes a general release, then on the 8th day following her execution of the release, she will be paid severance in the amount of $323,044 (the "Separation Pay"). If Ms. Yarmuth is re-employed by the Registrant or is employed by Active Service Corporation on or after 90 days following the closing date and before 27 months following the closing date, a portion of the Separation Pay must be returned to the Registrant pursuant to a formula set forth in the Agreement. The Agreement also provides for a two-year covenant not to compete with the Registrant in the home health care field and a two-year non-solicitation covenant. Ms. Yarmuth's employment with the Registrant terminated on the closing date.

On September 30, 2005, the Registrant entered into Amendment No. 1 to Purchase Agreement, in connection with the disposition of its Adult Day Care Segment operations to Active Service Corporation as more fully described in Item 2.01 of this Form 8-K. The Amendment added a party to the Purchase Agreement, modified the definition of "books and records," and clarified the obligations of the parties pursuant to Section 10.1(a) of the Purchase Agreement.


ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 30, 2005, the Registrant completed the sale of its Adult Day Care Segment operations. The sale of assets was pursuant to the Purchase Agreement entered into on August 3, 2005, as amended on September 30, 2005, by and among the Registrant, Caretenders of Cincinnati, Inc., Adult Day Care of Maryland, Inc., Caretenders of Columbus, Inc., Caretenders of New Jersey, Inc., Caretenders of Southwest Florida, Inc., Caretenders of West Palm Beach, Inc., and Adult Day Care of Louisville, Inc., as Seller, and Active Day FL, Inc., Active Day OH, Inc., Active Day MD, Inc., Active Day KY, Inc., Active Day CT, Inc., Active Day Fleet, Inc. and Friendly Harbor Services, Inc. as Buyer and Active Service Corporation as Parent. Except with respect of the Purchase Agreement, there is no material relationship between the Registrant or its affiliates and Active Service or its affiliates.

The purchase price consisted of $13.6 million cash plus assumption of approximately $1.4 million of debt. In return, Active Service acquired substantially all the assets and assumed certain working capital liabilities related to the Registrant's 19 medical adult day care centers.

A copy of the press release dated September 30, 2005, announcing the closing of the transaction is attached hereto as Exhibit 99.1.

ITEM 2.05  COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

On September 30, 2005, the Registrant completed the sale of its Adult Day Care Segment operations as set forth in Item 2.01 of this Form 8-K. As set forth in
Note 2(e) to the Unaudited Pro Forma Consolidated Financial Statements filed in
Item 9.01(b) of this Form 8-K, the Registrant expects to incur approximately $842,350 in charges related to this disposition, of which approximately $752,350 will relate to severance payments (including as set forth in Item 1.01 of this Form 8-K) and approximately $90,000 will relate to transaction costs and other expenses. Substantially all of these amounts will be paid out within 90 days of the closing of the sale of assets. These items are preliminary estimates and subject to change.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

        Not applicable

(b) Pro forma financial information

        Pro forma financial information for the registrant including:
        o Unaudited Pro Forma Consolidated Statements of Income for the six month periods ended June 30, 2005 and 2004.
        o Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2004.
        o Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2005 are filed herewith

(c)      Shell Company Transactions

         Not applicable

(d)      Exhibits

         99.1 Press Release dated September 30, 2005.

              UNAUDITED PRO FORMA CONSOLDIATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated statements of income for the six months ended June 30, 2005 and 2004 and the year ended December 31, 2004 give effect to the Company's divestiture of its adult day care (ADC) operating segment in an asset sale completed September 30, 2005, as if the transaction had occurred on January 1, 2004.

The unaudited pro forma consolidated balance sheet as of June 30, 2005, gives effect to the divestiture as if the transaction had occurred on June 30, 2005.

The unaudited pro forma consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes. The unaudited pro forma consolidated financial statements may not necessarily reflect the financial position or results of operations which would have been obtained if these transactions had been consummated on the dates indicated in the unaudited pro forma condensed consolidated financial statements. In addition, the unaudited pro forma consolidated financial statements do not purport to be indicative of the Company's future operating results.

                               ALMOST FAMILY, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 2005


                                                 Historical          ADC Divestiture       Notes           Pro Forma
                                              ------------------    ------------------    ---------    ------------------

Net revenues                                  $    48,291,414       (10,556,220)            2(a)       $    37,735,194
Cost of services                                   40,472,772        (8,958,928)            2(a)            31,513,844
General and administrative expenses                 3,880,783          (925,165)            2(a)             2,955,618
Depreciation and amortization expense               1,193,646          (548,607)            2(a)               645,039
Provision for uncollectible accounts                  769,089          (231,928)            2(a)               537,161
                                              ------------------    ------------------                 ------------------

Income from continuing operations
  before other income (expense) and
  income taxes                                      1,975,124           108,408             2(b)             2,083,532
Other income (expense):
  Interest expense                                   (188,313)           76,451             2(c)              (111,862)
  Facility losses                                      (8,317)            8,317             2(a)                     -
                                              ------------------    ------------------                 ------------------
Income from continuing operations before
  income taxes                                      1,778,494           193,176                              1,971,670
Provision for income taxes                            689,072            76,289             2(d)               765,361
                                              ------------------    ------------------                 ------------------
    Income from continuing operations               1,089,422           116,887                              1,206,309


Income (loss) from discontinued operations,
  net of tax                                          (82,849)         (116,887)                              (199,736)
                                              ------------------    ------------------                 ------------------
    Net income                                      1,006,573                 -                              1,006,573
                                              ==================    ==================                 ==================

Per share amounts-Basic:
Average shares outstanding                          2,323,992                                                2,323,992
  Income from continuing operations           $          0.47                                          $          0.52
  Income (loss) from discontinued
    operations                                          (0.04)                                                   (0.09)
                                              ------------------                                       ------------------
  Net income                                  $          0.43                                          $          0.43
                                              ==================                                       ==================

Per share amounts-Diluted:
Average shares outstanding                          2,622,501                                                2,622,501
  Income from continuing operations           $          0.42                                          $          0.46
  Income (loss) from discontinued
    operations                                          (0.03)                                                   (0.08)
                                              ------------------                                       ------------------
  Net income                                  $          0.38                                          $          0.38
                                              ==================                                       ==================




       See notes to unaudited pro forma consolidated financial statements

                               ALMOST FAMILY, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     For the Six Months Ended June 30, 2004


                                                 Historical          ADC Divestiture       Notes           Pro Forma
                                              ------------------    ------------------    ---------    ------------------


Net revenues                                  $    43,170,769       (10,330,793)            2(a)       $    32,839,976
Cost of services                                   36,235,363        (9,036,554)            2(a)            27,198,809
General and administrative expenses                 3,247,378          (806,271)            2(a)             2,441,107
Depreciation and amortization expense               1,213,088          (535,028)            2(a)               678,060
Provision for uncollectible accounts                  939,824          (263,646)            2(a)               676,178
                                              ------------------    ------------------                 ------------------

Income from continuing operations
  before other income (expense) and
  income taxes                                      1,535,116           310,706             2(b)             1,845,822
Other income (expense):
  Interest expense                                   (267,959)           91,319             2(c)              (176,640)
  Facility losses                                       3,854            (3,854)            2(a)                     -
                                              ------------------    ------------------                 ------------------
Income from continuing operations before
  income taxes                                      1,271,011           398,171                              1,669,182
Provision for income taxes                            508,405           162,868             2(d)               671,273
                                              ------------------    ------------------                 ------------------
  Income from continuing operations                   762,606           235,303                                997,909

Income (loss) from discontinued operations,
  net of tax                                          (66,559)         (235,303)                              (301,862)
                                              ------------------    ------------------                 ------------------
    Net income                                        696,047                 -                                696,047
                                              ==================    ==================                 ==================
Per share amounts-Basic:
Average shares outstanding                          2,297,763                                                2,297,763
  Income from continuing operations           $          0.33                                          $          0.43
  Income (loss) from discontinued
    operations                                          (0.03)                                                   (0.13)
                                              ------------------                                       ------------------
  Net income                                  $          0.30                                          $          0.30
                                              ==================                                       ==================
Per share amounts-Diluted:
Average shares outstanding                          2,553,915                                                2,553,915
  Income from continuing operations           $          0.30                                          $          0.39
  Income (loss) from discontinued
    operations                                          (0.03)                                                   (0.12)
                                              ------------------                                       ------------------
  Net income                                  $          0.27                                          $          0.27
                                              ==================                                       ==================




       See notes to unaudited pro forma consolidated financial statements

                               ALMOST FAMILY, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For the Year Ended December 31, 2004


                                                 Historical         ADC Divestiture       Notes           Pro Forma
                                              ------------------  ------------------    ---------    ------------------

Net revenues                                  $    86,827,180       (21,056,742)            2(a)       $    65,770,438
Cost of services                                   73,097,205       (17,854,003)            2(a)            55,243,202
General and administrative expenses                 6,454,289        (1,593,445)            2(a)             4,860,844
Depreciation and amortization expense               2,459,463        (1,091,003)            2(a)             1,368,460
Provision for uncollectible accounts                1,810,105          (483,341)            2(a)             1,326,764
                                              ------------------    ------------------                 ------------------

Income from continuing operations
  before other income (expense) and
  income taxes                                      3,006,118           (34,950)            2(b)             2,971,168
Other income (expense):
  Interest expense                                   (447,038)          176,195             2(c)              (270,843)
  Facility losses                                     (43,363)           43,363             2(a)                     -
                                              ------------------    ------------------                 ------------------
Income from continuing operations before
income taxes                                        2,515,717           184,608                              2,700,325

Provision for income taxes                            985,821            72,341             2(d)             1,058,162
                                              ------------------    ------------------                 ------------------
    Income from continuing operations               1,529,896           112,267                              1,642,163


Income (loss) from discontinued operations,
  net of tax                                         (338,641)         (112,267)                              (450,908)
                                              ------------------    ------------------                 ------------------
    Net income                                      1,191,255                 -                              1,191,255
                                              ==================    ==================                 ==================

Per share amounts-Basic:
Average shares outstanding                          2,303,267                                                2,303,267
  Income from continuing operations           $          0.66                                          $          0.71
  Income (loss) from discontinued
    operations                                          (0.15)                                                   (0.20)
                                              ------------------                                       ------------------
  Net income                                  $          0.52                                          $          0.52
                                              ==================                                       ==================

Per share amounts-Diluted:
Average shares outstanding                          2,567,468                                                2,567,468
  Income from continuing operations           $          0.60                                          $          0.64
  Income (loss) from discontinued
    operations                                          (0.13)                                                   (0.18)
                                              ------------------                                       ------------------
  Net income                                  $          0.46                                          $          0.46
                                              ==================                                       ==================




       See notes to unaudited pro forma consolidated financial statements

                               ALMOST FAMILY, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               As of June 30, 2005


                                                   Historical         ADC Divestiture        Notes            Pro Forma
                                               -------------------    -----------------    -----------     -----------------

CURRENT ASSETS:
Cash and cash equivalents                      $        358,144       $    2,291,981       2(a), 2(e)      $     2,650,125
   Accounts receivable - net                         12,871,728           (3,085,971)         2(a)               9,785,757
   Prepaid expenses and other current                 1,163,542             (577,308)         2(a)                 586,234
   Deferred tax assets                                1,289,670                    -                             1,289,670
   Net Assets of Disco Ops                                    -                    -                                     -
                                               -------------------    -----------------                    -----------------
   TOTAL CURRENT ASSETS                              15,683,084             (371,298)         2(a)              15,311,786
CASH HELD IN ESCROW                                   1,154,241            1,000,000          2(e)               2,154,241
PROPERTY AND EQUIPMENT - net                          4,420,493           (3,069,458)         2(a)               1,351,035
GOODWILL                                              9,420,314             (323,809)         2(a)               9,096,505
OTHER ASSETS                                            179,496              (68,491)         2(a)                 111,005
                                               -------------------    -----------------                    -----------------
                                               $     30,857,628       $   (3,833,056)                      $    27,024,572
                                               ===================    =================                    =================

CURRENT LIABILITIES:
   Accounts payable                            $      2,310,907       $     (764,062)         2(a)         $     1,546,845
   Accrued other liabilities                          6,114,797           (1,904,294)         2(a)               4,210,503
   Current portion - capital lease
    obligation                                          600,910             (279,700)         2(a)                 321,210
Net Liabilities of discontinued operations               95,910                    -                                95,910
                                               -------------------    -----------------                    -----------------
   TOTAL CURRENT LIABILITIES                          9,122,524           (2,948,056)                            6,174,468
                                               -------------------    -----------------                    -----------------

LONG-TERM LIABILITIES
   Revolving Credit Facility                          4,560,085           (4,560,085)      2(a), 2(e)                    -
   Capital Lease Obligations                          1,068,332           (1,068,332)         2(a)                       -
   Mortgage Liability / Seller Notes                    700,000                    -                               700,000
   Long-term deferred tax liabilities                   191,357                    -                               191,357
   Other liabilities                                    530,872             (110,746)         2(a)                 420,126
                                               -------------------    -----------------                    -----------------
   TOTAL LONG-TERM LIABILITIES                        7,050,646           (5,739,163)                            1,311,483
                                               -------------------    -----------------                    -----------------
      TOTAL LIABILITIES                              16,173,170           (8,687,219)                            7,485,951
                                               -------------------    -----------------                    -----------------

Stockholders' equity:
   Common stock, par value $.10;
   authorized 10,000,000 shares;                        343,039                                                    343,039
      Treasury stock, at cost                        (7,772,048)                                                (7,772,048)
      Additional paid-in capital                     26,658,041                                                 26,658,041
      Accumulated deficit                            (4,544,574)           4,854,163         2(f)                  309,589
                                               -------------------    -----------------                    -----------------
      TOTAL STOCKHOLDERS'                            14,684,458            4,854,163                            19,538,621
        EQUITY
                                               -------------------    -----------------                    -----------------
                                               $     30,857,628       $   (3,833,056)                      $    27,024,572
                                               ===================    =================                    =================


       See notes to unaudited pro forma consolidated financial statements

                               ALMOST FAMILY, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited pro forma consolidated financial statements are based upon the Company's historical consolidated financial statements.

NOTE 2 - PRO FORMA ADJUSTMENTS

The following pro forma adjustments are reflected in the accompanying unaudited pro forma consolidated financial statements:

(a) To eliminate the Company's adult day care segment operations from historical operating results

(b) Operating income is reconciled to previously disclosed amounts for the ADC segment as follows:

                                                        Six Months          Six Months             Year Ended
                                                          Ended               Ended                December 31,
                                                      June 30, 2005         June 30, 2004             2004
                                                     -----------------     ------------------    ------------------
Previously reported ADC segment operating income
                                                     $     (603,949)       $      (217,126)      $    (1,087,575)

Change in insurance expense when
separated from Company-side pooled
allocations to segments and charged
to segments based on each segment's actual
claims
                                                            318,882                141,828               280,617
Specifically identified and eliminated overhead
costs attributable to ADC previously reported
in "Unallocated Overhead"
                                                            393,475                386,004               772,008
                                                     -----------------     ------------------    ------------------

Total operating income divested                      $      108,408        $       310,706       $        34,950
                                                     =================     ==================    ==================



(c) To record the pro forma allocation of interest expense to discontinued ADC operations based on net assets employed in the Company's operating segments and corporate operations

                               ALMOST FAMILY, INC.
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS


NOTE 2 - PRO FORMA ADJUSTMENTS (CONTINUED)

(d) To record the pro forma provision (benefit) for income taxes based on pro forma pretax income (loss). Income taxes applicable to the divestiture for each period were based upon that period's consolidated combined state and Federal effective tax rate.

(e) The estimated change in cash resulting from the disposition of the ADC segment assuming consummation as of June 30, 2005 was calculated as follows (note that the ultimate change in cash will differ as it will be based on the actual September 30, 2005 balance sheet data):

                                                               June 30, 2005
                                                           --------------------
Cash purchase price including adjustments for
working capital changes                                   $      13,803,647
Income tax liability                                             (3,038,785)
Severance, transactions costs and other                            (842,350)
                                                          --------------------
                                                                  9,922,512
Satisfaction of ADC segment liabilities not
  assumed by buyer                                               (2,060,216)
Anticipated pay-down of revolving credit
  facility                                                       (4,560,085)
Cash Held in Escrow for 12 Months                                (1,000,000)
                                                          --------------------

Estimated change in immediately available
  cash                                                            2,302,211
Petty cash funds sold                                               (10,230)
                                                           --------------------
  Pro-forma adjustment to cash                            $       2,291,981
                                                          ====================


(f) The estimated gain on disposition of the ADC segment assuming consummation as of June 30, 2005 was calculated as follows (note that the ultimate gain on the sale will differ as it will be based on the actual September 30, 2005 assets sold and liabilities assumed, rather than the June 30, 2005 data used for the accompanying pro forma unaudited consolidated balance sheet):

                                                                June 30, 2005
                                                           --------------------
    Cash purchase price including adjustments for
    working capital changes                                   $      13,803,647
    Debt assumed                                                      1,348,031
                                                            --------------------
         Total purchase price                                        15,151,678

    Net assets disposed                                              (6,416,381)
    Severance, transactions costs and other                            (842,350)
                                                              ------------------
      Pre-tax Gain                                                    7,892,947
      Income tax provision at 38.5%                                  (3,038,785)
                                                              ------------------
    Estimated net of tax gain on sale                         $       4,854,162
                                                              ==================

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 ALMOST FAMILY, INC.

Date:  October 5, 2005                           By   /s/ C. Steven Guenthner
                                                     ----------------------
                                                     C. Steven Guenthner
                                                     Senior Vice President and
                                                     Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.
--------------

99.1   Press release issued by the Company on September 30, 2005.